EXHIBIT 10.1

06.26.06

FIRST AMENDMENT TO FIFTH AMENDED

AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (“First Amendment”) is made as of the 12th day of July, 2006 by and among PW Eagle, Inc., a Minnesota corporation (“Borrower”), and USPoly Company, LLC a Minnesota limited liability company, (“USPoly” and together with Borrower, “Co-Borrowers”), the lenders who are signatories hereto (“Lenders”), and Bank of America, N.A., a national banking association as agent for Lenders hereunder (Bank of America, N.A. in such capacity, being “Agent”).

W I T N E S S E T H:

WHEREAS, Co-Borrowers, Agent and Lenders entered into a certain Fifth Amended and Restated Loan and Security Agreement dated as of April 27, 2006 (said Fifth Amended and Restated Loan and Security Agreement is hereinafter referred to as the “Loan Agreement”); and

WHEREAS, Co-Borrowers desire to amend and modify certain provisions of the Loan Agreement and, subject to the terms hereof, Agent and Lenders are willing to agree to such amendments and modifications;

NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Co-Borrowers, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms used herein without definition shall have the meaning given to them in the Loan Agreement.

2. Amended Definition. The definition of “Permitted Distribution” contained in Appendix A to the Loan Agreement is hereby deleted and the following is inserted in its stead:

“Permitted Distributions – any Distribution so long as each of the following conditions precedent (collectively, the “Permitted Distribution Conditions”) has been fulfilled to the satisfaction of Agent: (i) no Default or Event of Default shall have occurred and be continuing at the time of such Distribution or would occur as a result thereof; (ii) Availability on an average pro forma basis after giving effect to the Distribution in question for the 60 days immediately prior to the making of such Distribution and immediately after the making of such Distribution equals or exceeds $30,000,000; (iii) Suppressed Availability on an average pro forma basis after giving effect to the Distribution in question for the 60 days immediately prior to the making of such Distribution and immediately after the making of such Distribution equals or exceeds $40,000,000; (iv) the Fixed Charge Coverage Ratio shall be greater than or equal to 1.25 to 1 (x) for the twelve-month period immediately preceding the making of such Distribution and (y) on a pro forma basis for the twelve-month period following the making of such Distribution, after giving effect to the making of such Distribution, such pro forma calculation to be demonstrated to Agent and to be reasonably acceptable to Agent in its reasonable credit judgment based on projections prepared using reasonable assumptions by Borrowers; and (v) the aggregate amount of any such Distributions do not exceed $45,000,000 within any twelve month period.”

3. Conditions Precedent. This First Amendment shall become effective upon satisfaction of each of the following conditions precedent:

(A) Borrower, Agent and Lenders shall have executed and delivered to each other this First Amendment.

4. Miscellaneous.

(a) This First Amendment is limited as specified and shall not constitute an amendment, modification or waiver of any other provision of the Loan Agreement or any other Loan Document.

(b) This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

5. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

(Signature Page Follows)

(Signature Page to First Amendment to

Fifth Amended and Restated Loan and Security Agreement)

IN WITNESS WHEREOF, this First Amendment has been duly executed as of the day and year specified at the beginning hereof.

PW EAGLE, INC., (“Borrower”)

By:	/S/ Scott Long
	Name:	Scott Long
	Title:	CFO

USPOLY COMPANY, LLC., (a “Co-Borrower”)

By:	/S/ Scott Long
	Name:	Scott Long
	Title:	CFO

BANK OF AMERICA, N.A., as Agent and as a Lender

By:	/S/ Brian Conole
	Name:	Brian Conole
	Title:	Senior V.P.

WELLS FARGO BUSINESS CREDIT, INC., as a Lender

By:	/S/ Ronald E. Gockowski
	Name:	Ronald E. Gockowski
	Title:	Vice-President

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/S/ Jack A. Myers
	Name:	Jack A. Myers
	Title:	Vice-President